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Exhibit 10.1

COMMERCIAL SUPPLY MANUFACTURING SERVICES AGREEMENT

This Agreement (this “Agreement”), made this 24th day of January 2018 (“Effective Date”) by James Alexander Corporation, a New Jersey corporation having its principal offices at 845 Route 94, Blairstown, New Jersey 07825 (“James Alexander”), and Aclaris Therapeutics, Inc., a Delaware corporation, having its principal offices at 101 Lindenwood Drive, Suite 400, Malvern, Pennsylvania 19355 (“Aclaris”).  For purposes of this Agreement, James Alexander and Aclaris may be referred to in this Agreement jointly as the “Parties” or individually as a “Party”.

BACKGROUND

A.

James Alexander specializes in drug product manufacturing for the pharmaceutical industry and has certain technical and commercial information and know-how relating to, drug product manufacturing for pharmaceutical products.

B.	Aclaris is a corporation that develops and markets pharmaceutical products.

C.

Aclaris desires to engage James Alexander to manufacture crushable glass ampoules to be used with Aclaris’ proprietary hydrogen peroxide drug product for commercial sale in the Territory (as defined below).

TERMS

In consideration of the mutual promises made by the parties hereto and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

1.	DEFINITIONS

The following terms as used in this Agreement shall have the meanings set forth in this Article unless the context clearly indicates to the contrary:

(a)     “Affiliate(s)” means, in relation to any Person, any Person that controls, is controlled by or is under common control with that Person.  For purposes of this definition, “control” means (i) beneficial and/or legal ownership of at least fifty percent (50%) or more of the outstanding voting securities of a company or other business organization with voting securities (or such percentage as required under any particular jurisdiction to confer controlling powers through ownership of voting securities broadly equivalent to the controlling powers attendant on ownership of at least fifty percent (50%) or more of outstanding securities in a United States corporation, (ii) a fifty percent

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(50%) or greater interest in the net assets or profits of a partnership or other business organization without voting securities, or (iii) the ability, whether directly or indirectly, to direct the affairs, management or policies of any such Person.

(b)“Agency” shall mean any United States of America or state governmental regulatory authority involved in regulating any aspect of the development, market approval, Manufacturing, sale, distribution or use of pharmaceutical products.  Specific requirements for laws, regulations and standards of non-U.S. governmental regulatory bodies may be added by mutual written agreement of the parties on a country-by-country basis, and when so agreed, shall be encompassed by the term “Agency.”

(c)“Applicable Laws and Regulations” shall mean all applicable ordinances, rules, regulations, laws, guidelines, current good manufacturing practices, guidances, statutes, requirements and court orders of any kind whatsoever, as amended from time to time, including the bodies of law and regulations governing the manufacture of pharmaceutical products in the United States of America.  Specific requirements for laws, regulations and standards of non-U.S. governmental regulatory bodies may be added by mutual written agreement of the parties on a country-by-country basis, and when so agreed, shall be encompassed by the term “Applicable Laws and Regulations.”

(d)       “Aclaris Parties” shall have the meaning given to it in Section 14 (b) herein.

(e)        “Applicator” shall mean a crushable glass ampoule manufactured and supplied by James Alexander for Aclaris pursuant to this Agreement.

(f)       “Business Day” shall mean any day other than a Saturday, Sunday or a national holiday in the United States.

(g)“Calendar Quarter” shall mean a three-month period commencing on January 1, April 1, July 1 or October 1, as applicable.

(h)       “Calendar Year” shall mean a period of time commencing on January 1 and ending on the following December 31.

(i)      “cGMP” shall mean all applicable laws, regulations and standards of the United States of America relating to the Manufacture of the Drug Product including but not limited to, the FDA current Good Manufacturing Practices, as set forth in Title 21 of the United States Code of Federal Regulations as such regulations and guidelines may be revised from time to time, and any other applicable laws, guidelines and regulations.

(j)        “Competitive Product” shall mean any applicator which (x) contains [***] concentration of hydrogen peroxide and (y) is used for dermatological conditions, diseases and/or disorders.

(k)      “Delivery Date” shall mean the date set forth in the relevant purchase order on which James Alexander must deliver the Drug Product to Aclaris or the authorized agent of Aclaris.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(l)       “Drug Product” shall mean Aclaris’ proprietary hydrogen peroxide drug product contained within the Applicator in a finished dosage form.

(m)          “Facility” shall mean James Alexander’s facilities located at 845 Route 94, Blairstown, New Jersey 07825 and all other facilities used in the Manufacture of the Drug Product; provided that such other facilities have been approved by Aclaris, in writing, for the Manufacture of the Drug Product.

(n)    “FDA” shall mean the United States Food and Drug Administration or any successor agency having substantially the same function.

(o)    “First Commercial Sale” shall mean the date, with respect to a country in the Territory, the first commercial sale to a Third Party for monetary value of the Drug Product in such country for use or consumption by the end user of such product in such country after all approvals of Regulatory Authorities that are required for the commercialization of such product in such country have been obtained in such country.  For the avoidance of doubt, sales prior to receipt of all approvals of Regulatory Authorities necessary to commence commercial sales of the Drug Product in a particular country, such as so-called “treatment IND sales”, “named patient sales”, “compassionate use sales”, clinical trial supplies, and samples, in each case, where Aclaris and/or its Affiliate receives no cash compensation for such sales, shall not be construed as a First Commercial Sale.

(p)       “Force Majeure” shall mean any of the following events or conditions, provided that such event or condition is not reasonably within the control of either Party:  acts of state or governmental action, including the acts of the United States Food and Drug Administration, orders, legislation, regulations, restrictions, priorities or rationing, riots, disturbance, war (declared or undeclared), national or regional emergency, injunctions, labor trouble, acts of terrorism, strikes, lockouts, slowdowns, prolonged shortage of energy supplies, interruption of transportation, embargo (inability to procure or shortage of supply materials, equipment or production facilities), delay of subcontractors or vendors, fire, earthquake, flood, hurricane, typhoon, and/or explosion,

(q) “Intellectual Property" shall have the meaning given to it in Section 10(a)(iii) herein.

(r)        “James Alexander Parties” shall have the meaning given to it in Section 14 (a) herein.

(s)         “[***]” shall have the meaning given to it in Section 14 (a) herein.

(t)         “[***]” shall have the meaning given to it in Section 14 (a) herein.

(u)        “Losses” shall have the meaning given to it in Section 14 (a) herein.

(v)“Manufacture” shall mean filling and sealing and all other operations and services of James Alexander necessary for the manufacture of commercial supplies of the Drug Product in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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accordance with the Specifications including without limitation the design, use and assembly of the dispenser/applicator and/or packages for the commercial supplies of the Drug Product. Such Drug Product shall be used by Aclaris for commercial sale of the Drug Product in the Territory.

(w)      “Non-Competitive Product” shall mean any applicator that (i) contains any ingredient, provided the ingredient is not a peroxide or is less than [***], (ii) is used for conditions, diseases or disorders other than dermatological conditions, diseases and/or disorders, and (iii) that infringes a patent within the Aclaris Intellectual Property.

(x)        “Non-Conforming Drug Product” shall have the meaning given to it in Section 8(c) herein.

(y) “Person” shall mean shall mean any corporation, firm, partnership or other entity.

(z)         “Proprietary Information” shall have the meaning given it in Section 11 (a) herein.

(aa)       “Regulatory Authority” means (a) the United States Food and Drug Administration; (b) for any member state of the European Union, the European Medicines Agency; (c) any successor organization of any such entities; and (d) any other government regulatory authority with regulatory oversight of the Manufacture, supply, use or sale of Drug Product in or for the Territory, as such other authorities are mutually agreed upon by the Parties in writing.

(bb)         “Specification” shall mean the quality standards, including temperature monitoring and analytical procedures and acceptance criteria that are established to confirm the quality of the Drug Product which are contained or referenced in the master lot record as set forth in Appendix 1 for the Drug Product or as otherwise mutually agreed to in writing by the Parties. The Parties acknowledge that the Specifications may be revised, from time to time, during the Term of this Agreement by mutual written agreement of James Alexander and Aclaris.

(cc)       “Term” shall have the meaning given to it in Section 12 (a) herein.

(dd)        “Territory” shall mean worldwide.

(ee)       “Third Party” shall mean any person or entity other than a Party to this Agreement or such Party’s Affiliate.

(ff)     “Third Party Rights” shall have the meaning given to it in Section 10 (a) (iv) herein.

2.	ENGAGEMENT OF JAMES ALEXANDER

Subject to Section 5 (h), James Alexander agrees to exclusively Manufacture the Drug Product for Aclaris and Aclaris agrees to purchase and pay for the Manufacture of the Drug Product on the terms and conditions set forth in this Agreement.  James Alexander shall be responsible solely for the Manufacturing of such Drug Product.  Further, during the Term of the Agreement, James Alexander agrees not to Manufacture any Competitive Product which directly or indirectly

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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competes with the Drug Product in the Territory. For the avoidance of doubt, during the Term of this Agreement, James Alexander may continue to Manufacture Non-Competitive Products for Third Parties in the Territory.

3.PAYMENT AND SHIPPING

(a)Shipping.  All Drug Product will be shipped FOB Facility (Incoterms 2011) and risk of loss of the Drug Product shall be borne by Aclaris upon delivery by James Alexander to a common carrier.  James Alexander will arrange shipments of all Drug Product from its Facility to a third party or to Aclaris, as directed by Aclaris and at Aclaris’ expense.

(b)Payment.  James Alexander shall invoice Aclaris concurrently with any shipment of the Drug Product and Aclaris shall make full payment to James Alexander at the address specified on the invoice, no later than thirty (30) calendar days from the date of receipt of the invoice.  If Aclaris has not made payment in full by the expiration of such thirty (30) day period, James Alexander shall be entitled to interest on such unpaid amount equal to [***] per month for any unpaid amounts.

(c)

Failure to Take Delivery.  If Aclaris or its authorized agent fails to take delivery on any scheduled Delivery Date, then Aclaris shall be billed at that time for all unshipped Drug Product and on the first of each month thereafter for reasonable administration and storage costs for all such unshipped Drug Product.

(d)Title and Risk of Loss.  Title and risk of loss to the Drug Product and any Manufacturing materials supplied by Aclaris to James Alexander and used in connection with the Manufacturing services provided by James Alexander pursuant to this Agreement shall remain with Aclaris while such items are in the possession of James Alexander and for the duration of the provision of such services by James Alexander to Aclaris.  Aclaris shall be solely responsible for insuring such Drug Product and other Manufacturing materials.  Title and risk of loss with respect to any Manufacturing materials supplied by James Alexander and used in connection with the Manufacturing services provided by James Alexander will remain with James Alexander until James Alexander delivers, in accordance with Aclaris’ instructions, the Drug Product to a common carrier for shipment to Aclaris.

4.PRICE

The price for the Manufacturing of the Drug Product shall be as set forth in Appendix 2. James Alexander shall bear and pay all federal, state and local taxes based upon or measured by its net income, and all franchise taxes based upon its corporation existence, or its general corporate right to transact business.  Any other tax, however denominated and measured, imposed upon the Drug Product or Manufacturing services or upon their installation, storage, inventory, sales, transportation, delivery, use or consumption shall be paid directly by Aclaris, or if prepaid by James Alexander, shall be invoiced to Aclaris, at cost, as a separate item and paid by Aclaris to James Alexander.

5.FORECAST, PURCHASE AND SUPPLY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(a)       Purchase and Supply.  During the Term of this Agreement and subject to paragraph (d) of this Article 5, Aclaris shall purchase and James Alexander shall Manufacture and supply such quantities of the Drug Product as may be set forth on purchase orders submitted by Aclaris under this Agreement.  Aclaris shall, at its expense, provide James Alexander with sufficient bulk quantities of any Manufacturing materials to be provided by Aclaris pursuant to the applicable purchase order at least sixty (60) days prior to the confirmed Delivery Date, in order that James Alexander may perform the Manufacturing services in a timely manner.  James Alexander shall maintain sufficient inventories of Manufacturing components and other Manufacturing material it is required to supply to Manufacture quarterly firm orders volumes, taking into account the lead times for such Manufacturing materials.

(b)Forecasts.  On or before the 15th day of each month following the Effective Date,

during the Term of this Agreement, Aclaris will provide James Alexander with a written twelve (12) month rolling forecast of the quantity of the Drug Product that Aclaris expects to require from James Alexander.  The forecast shall be non-binding upon Aclaris, provided James Alexander may reasonably rely on the first six (6) months of any forecast for purchasing Manufacturing materials necessary for use in the Manufacture of the Drug Product.

(c)Orders.  No later than ninety (90) calendar days prior to the start of each Calendar Quarter, Aclaris will provide James Alexander with a quarterly purchase order setting forth (i) the quantity of the Drug Product ordered for delivery during the next Calendar Quarter, (ii) the Delivery Date(s) for such Drug Product, (iii) the quantity of Drug Product to be delivered on the Delivery Date(s) and supportive documentation, and (iv) the lot numbers to be applied to such Drug Product.

(d)Acceptance of Orders.  Provided the purchase orders are consistent with the forecast and other terms and conditions of this Agreement, within ten (10) calendar days of receipt of a purchase order, James Alexander shall either (i) notify Aclaris in writing of its acceptance of such purchase order as a binding order or (ii) propose alternate Delivery Dates for such Drug Product, in which event the Parties shall promptly reach mutual agreement on acceptable Delivery Dates.

(e)Order Greater than Forecast.  James Alexander shall have no obligation to accept purchase orders for Drug Product for quantities exceeding the forecast.  However, James Alexander shall use commercially reasonable efforts to supply the quantity of Drug Product ordered, regardless of the quantity forecast by Aclaris, subject to availability of Manufacturing material and the capacity limitations of James Alexander’s Manufacturing equipment and the Facility.

(f)Amendment of Purchase Orders.  James Alexander will use commercially reasonable efforts to accommodate a request to amend a purchase order to increase or decrease the quantity of Drug Product to be delivered; provided that in no event shall James Alexander be required to incur any costs or suffer any losses in connection with such amendment or its efforts to accommodate such change.  Any such costs or losses incurred by James Alexander shall be paid for by Aclaris.  If the lead time necessary to acquire Manufacturing components or other material is greater than ninety (90) calendar days,  with Aclaris’ prior written consent, James Alexander may submit orders for such components or other material based on Aclaris’ quantity forecast in a timely manner and Aclaris shall be liable for such costs incurred by James Alexander in the event that Aclaris fails to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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purchase sufficient quantities of the Drug Product, due to amending a purchase order or otherwise, as provided in the forecast on which James Alexander relied.

(g)Cancellations.  Aclaris may cancel any purchase order by providing James Alexander written notice at least ninety (90) calendar days prior to the Delivery Date.  In the event that Aclaris cancels any order for Drug Product, Aclaris shall reimburse James Alexander for indirect and direct costs reasonably incurred by James Alexander in connection with performance of such purchase order up to the time of receipt of such notice, including but not limited to the cost of any Manufacturing components or other material purchased or committed to be purchased by James Alexander with respect to such cancelled order which are noncancellable, nonreturnable and cannot reasonably be used by James Alexander for another Third Party customer of James Alexander within the ninety (90) day period following Aclaris’ cancellation.  Upon payment to James Alexander of the costs of cancellation, James Alexander shall upon request by Aclaris, deliver to Aclaris, at Aclaris’ expense, any unused Manufacturing components paid for by Aclaris.

(h)Minimum Purchase Commitments. During each Calendar Year during the Term of this Agreement, Aclaris agrees to purchase from James Alexander and James Alexander agrees to sell to Aclaris a quantity of Drug Product constituting no less than the annual minimum number of units of Drug Product as provided in Appendix 3 of this Agreement (“Minimum Purchase Commitment”). If it becomes evident, during any given Calendar Year during the Term of this Agreement, that Aclaris will not be able to purchase the Minimum Purchase Commitment, Aclaris shall promptly notify James Alexander, in writing, and both parties shall meet in person or by phone to discuss in good faith an acceptable resolution, including but not limited to, a modification to the Minimum Purchase Commitment. Notwithstanding the foregoing, if Aclaris does not purchase the Minimum Purchase Commitment from James Alexander during any given Calendar Year during the Term of this Agreement,  James Alexander, upon sixty (60) Business Days prior written notice to Aclaris, may, at James Alexander’s discretion, notify Aclaris that James Alexander’s obligation to exclusively Manufacture the Drug Product for Aclaris pursuant to section 2 of this Agreement shall be converted, immediately, to a nonexclusive obligation to Manufacture the Drug Product for Aclaris in accordance with the terms of this Agreement.

(i)

Terms of Agreement Govern.  No modification or amendment to this Agreement shall be effected by or result from the receipt, acceptance, signing or acknowledgment of any Party’s purchase orders, order acknowledgements, invoices, shipping documents or other business forms containing terms or conditions in addition to or different from the terms and conditions set forth in this Agreement, and the terms of this Agreement shall supersede any provision in any purchase order or other document that is in addition to or inconsistent with the terms of this Agreement.

6.COMPLIANCE WITH AGENCY REGULATIONS

(a)Covenant.  The Parties agree to comply with all Applicable Laws and Regulations of any Agency, including but not limited to cGMPs.  James Alexander shall be solely responsible for all the necessary permissions and licenses for Manufacturing of the Drug Product; provided, however, that Aclaris shall have sole responsibility for obtaining any permits or licenses from any Agency necessary or required for the labeling, use, marketing, sale or entering into commerce of the Drug Product in the Territory.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(b)Aclaris Representation.  Aclaris  represents, warrants and covenants that all Drug Product and other Manufacturing materials supplied by Aclaris under this Agreement shall, at the time of delivery to James Alexander comply with all Applicable Laws and Regulations and Agency requirements in effect on the day of such delivery.  Without limiting the foregoing, Aclaris guarantees that no Drug Product or Manufacturing materials supplied by Aclaris under this Agreement shall, at the time of delivery, be (a) adulterated or misbranded within the meaning of the U.S. Federal Food, Drug and Cosmetic Act, or any similar law in the Territory, or (b) an article which may not, under the provisions of the U.S. Federal Food, Drug and Cosmetic Act, or any similar law in the Territory, be introduced into interstate commerce in the Territory.

(c)James Alexander Representation.  James Alexander represents, warrants and covenants that all Manufacturing materials supplied by James Alexander under this Agreement shall, at the time of delivery to Aclaris, comply with all Applicable Laws and Regulations and Agency requirements in effect on the day of such delivery.  Without limiting the foregoing, James Alexander guarantees that no Manufacturing materials supplied by James Alexander under this Agreement shall, at the time of delivery, be (a) adulterated or misbranded within the meaning of the U.S. Federal Food, Drug and Cosmetic Act, or any similar law of any U.S. state or Agency, or (b) an article which may not, under the provisions of the U.S. Federal Food, Drug and Cosmetic Act, or any similar law of any U.S. state or Agency, be introduced into interstate commerce.

7.FACILITY

(a)Manufacturing.  James Alexander hereby agrees to perform the Manufacturing of the Drug Product(s) at its Facilities and shall not Manufacture or store the Drug Product(s) at any other location without the prior written consent of Aclaris.

(b)Compliance with Laws.  James Alexander will comply with all Applicable Laws and Regulations relating to the Manufacturing services to be provided by James Alexander under this Agreement, including but not limited to cGMPs.

8.QUALITY OF MANUFACTURING AND WARRANTIES

(a)Limited Warranty.  James Alexander warrants that at the time of delivery to Aclaris, the Manufacturing services provided hereunder shall be conducted in accordance with cGMPs and consistent with and conform to the Specifications.  James Alexander also warrants that neither it nor its representatives or employees involved with the Manufacturing services have been debarred pursuant to the Federal Food, Drug and Cosmetic Act including but not limited to debarment pursuant to section 306 of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. section 335a, or is the subject of a conviction described in such section. James Alexander agrees to inform Aclaris in writing immediately if James Alexander or any person performing services on its behalf under this Agreement is debarred or is the subject of a conviction described in section 306, or if any action, suit, claim, investigation, or proceeding is pending relating to the debarment or conviction of James Alexander or any person performing such services.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(b)Testing of Drug Product.  Aclaris is responsible for testing the Drug Product to assure that they are in conformity with the Specifications.  Aclaris, upon receipt of the Drug Product from James Alexander, shall have thirty (30) calendar days to inspect such Drug Product.  Any Drug Product that are not rejected within such thirty (30) day period shall be deemed to have been accepted by Aclaris.

(c)Non-Conforming Drug Product.  In the event Aclaris and/or its agent(s) believes that the Drug Product are defective or do not conform to the Specifications set forth herein (“Non-Conforming Drug Product”), Aclaris shall send to James Alexander via overnight delivery service or certified mail, return receipt requested, within five (5) Business Days of discovery of the defect, a notice of rejection along with samples of the rejected Drug Product.  If James Alexander agrees that the Drug Product are Non-Conforming Drug Product, James Alexander, at Aclaris’ option, will either Manufacture new Drug Product, at James Alexander’s expense, and ship them to Aclaris within a commercially reasonable timeframe subject to James Alexander’s capacity, or shall issue a full refund for that particular lot to Aclaris within thirty (30) calendar days from the date of Aclaris’ request for same.  If James Alexander does not agree with Aclaris’ determination that the Drug Product fail to meet the Specifications, then after reasonable efforts to resolve the disagreement, either Party may pursue available remedies under this Agreement; provided,  however, James Alexander must inform Aclaris within ten (10) Business Days if James Alexander determines that the Drug Product rejected by Aclaris met the Specifications.

(d)Exclusive Remedy.   EXCEPT IN THE EVENT OF JAMES ALEXANDER’S GROSS NEGLIGENCE, INTENTIONAL MISCONDUCT OR NEGLIGENT OMISSION AND EXCEPT AS PROVIDED IN SECTION 14, THE OBLIGATION OF JAMES ALEXANDER TO MANUFACTURE AND REPLACE NON-CONFORMING DRUG PRODUCT, AT JAMES ALEXANDER’S EXPENSE SHALL BE ACLARIS’ SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT FOR NON-CONFORMING DRUG PRODUCT, IN LIEU OF ANY OTHER REMEDY OR ANY WARRANTY, EXPRESS OR IMPLIED.

9.REPRESENTATIONS AND WARRANTIES

(a)Existence and Power.  Each Party hereby represents and warrants to the other Party that such Party (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized, (ii) has the corporate power and authority to own and operate its property and assets, and to carry on its business as it is now being conducted, and (iii) is in compliance with all requirements of Applicable Laws and Regulations, except for any noncompliance that would not materially adversely affect such Party’s ability to perform its obligations under this Agreement.

(b)Authorization and Enforcement of Obligations.  Each Party hereby represents and warrants to the other Party that such Party (i) has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.  This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(c)No Consents.  Each Party hereby represents and warrants to the other Party that any necessary consents, approvals and authorizations of all Agencies and other Persons required to be obtained by such Party in connection with this Agreement have been obtained.

(d)No Conflict.  Each Party hereby represents and warrants to the other Party that the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (i) do not conflict with or violate any requirement of Applicable Laws and Regulations applicable to such Party and (ii) do not materially conflict with, or constitute a material default or require any consent under, any material contractual obligation of such Party.

(e)      Disclaimer.  OTHER THAN AS EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY OF NON-INFRINGEMENT OF THIRD PARTY RIGHTS.  THIS IS FOR ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.INTELLECTUAL PROPERTY; TRADEMARKS AND OWNERSHIP; SUBLICENSE

(a)        Intellectual Property.  Aclaris represents and warrants that:

(i)         Aclaris’ Specifications for the Drug Product are its or its Affiliates’ property, except to the extent the Specifications contain the Proprietary Information of James Alexander;

(ii)  Aclaris may lawfully disclose the Specifications of the Drug Product to James Alexander;

(iii)        The Drug Product and all Aclaris Intellectual Property licensed to James Alexander by Aclaris in connection with the provision of Manufacturing services or the supply of the Drug Product according to the Drug Product Specifications (i) is Aclaris’ or its Affiliate’s unencumbered property or (ii) may be lawfully used by James Alexander during the Term as directed by Aclaris.  "Aclaris Intellectual Property" shall mean U.S. Patent No. 9,675,639 and any patent applications claiming priority thereto and foreign equivalents thereof, and any copyright, industrial designs, and know-how related to thereto that is owned or controlled by or licensed to Aclaris or any of Aclaris’ Affiliates; and

(iv)to Aclaris’ knowledge, there are no actions or other legal proceedings, the subject of which is the infringement of the Intellectual Property of any Third Party (“Third Party Rights”) related to the Drug Product or any of the Drug Product Specifications provided by Aclaris to James Alexander. To Aclaris’ knowledge, it is not aware of any Third Party Rights that would be infringed by the Manufacture, use and sale of the Drug Product and use of the Drug Product Specifications in the Manufacture of the Drug Product under this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(b)to James Alexander’s knowledge, James Alexander represents and warrants that there are no actions or other legal proceedings, the subject of which is the infringement of the Intellectual Property of any Third Party (“Third Party Rights”) related to the Drug Product or any of the Manufacturing services provided by James Alexander under this Agreement.

(c )Third Party Infringement of James Alexander’s Intellectual Property.  James Alexander shall retain the intellectual property rights to any of James Alexander’s Intellectual Property, including but not limited to its Manufacturing processes or improvements thereto and shall be solely responsible for the prosecution of any Third Party that infringes any of James Alexander’s Intellectual Property rights and any such prosecution shall be in the sole discretion of James Alexander.

(d)Trademarks.  All rights to either Party's Intellectual Property rights including but not limited to trademarks, trade names, trade secrets, brands, patents, patent applications, and copyrights shall remain that Party's absolute property during and after the Term of this Agreement.  Neither Party shall apply for registration of any trademarks, trade names, or brand names of the other Party and each Party hereby renounces all rights that it may acquire to such trademarks, trade names or brand names according to law or customs because of this Agreement or because of its use of such trademarks, trade names, or brand names under this Agreement.

(e)Proprietary Information, etc.In no event shall any of James Alexander’s Proprietary Information (as defined below), technology, know-how, Intellectual Property (or rights thereto) become the property of Aclaris.  In no event shall any of Aclaris’ Proprietary Information (as defined below), technology, know-how, Intellectual Property (or rights thereto) become the property of James Alexander.

(f)        Grant of License.

            (i) Drug Product License. Solely to the extent necessary to enable James Alexander to Manufacture the Drug Product for Aclaris and provide the Manufacturing services to Aclaris in accordance with the terms herein, Aclaris hereby grants James Alexander a royalty-free, non-exclusive, non-transferable license (without the right to grant licenses) under the Aclaris Intellectual Property to Manufacture the Drug Product for Aclaris in the Territory and/or provide the Manufacturing services as set forth in this Agreement.

           (ii) Covenant Not to Sue.  Aclaris hereby covenants and agrees that Aclaris, its Affiliates and each successor in interest to the Aclaris Intellectual Property shall not bring any action before any legal, judicial, arbital, administrative, executive or other tribunal that has authority to adjudicate such action which asserts a claim of patent infringement of any Aclaris Intellectual Property against James Alexander for the manufacture, use, sale or offer for sale of a Non-Competitive Product in the Territory.

           (iii) No right, title or interest is granted by Aclaris to James Alexander whether expressly or by implication to or under any Aclaris Intellectual Property, other than those rights and licenses expressly granted in this Agreement.  Aclaris reserves to itself all rights not expressly granted under

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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this Agreement.  Without limiting the generality of the foregoing, and notwithstanding anything express or implied in this Agreement, nothing herein shall give James Alexander any right, title or interest in or any right to use any of Aclaris’ or Aclaris’ Affiliates intellectual property, including the Aclaris Intellectual Property or any trademarks or trade names that may be used in connection with the Drug Product except for Manufacturing the Drug Product as specified in the Specifications.

(g)     Intellectual Property Ownership.    James Alexander agrees that all Intellectual Property (whether or not protectable by a patent or a copyright) related to the business of Aclaris and/or Drug Product (“Aclaris Technology”), which are conceived of, made, reduced to practice, created, written, designed or developed, authored or made by James Alexander specifically related to the Drug Product or the Manufacturing services provided by James Alexander under this Agreement (but not any generally applicable manufacturing processes or improvements which shall remain the Intellectual Property of James Alexander) shall be the sole and exclusive property of Aclaris.  Subject to Section 10 (f) (ii), no rights are hereby given to Aclaris in any inventions conceived and evidenced in an invention record or disclosure, or under any patents or patent applications that James Alexander may own prior to the Effective Date of this Agreement or may subsequently acquire which do not arise out of and are not derived from the performance of the Manufacturing services under this Agreement.  James Alexander hereby irrevocably assigns to Aclaris any and all rights or interests in the Aclaris Technology and will provide reasonable assistance, at Aclaris’ expense, to obtain intellectual property protection, including but not limited to, causing the execution of any and all applications, assignments, or other instruments, and give testimony which Aclaris shall deem necessary to apply for and obtain patent protections in the United States and any foreign country or to otherwise protect Aclaris’ interest in such Intellectual Property.

11.CONFIDENTIALITY/OWNERSHIP

(a)Confidentiality Agreement.  James Alexander and Aclaris agree to keep confidential any and all information, including but not limited to formulations, methods, processes, chemical structures, know-how and marketing plans (“Proprietary Information”) either disclosed hereunder or through any prior disclosure and not to disclose such Proprietary Information to any Person or entity, except to employees or contractors of each Party having a need to know the information in order to fulfill such Party’s obligations hereunder.  The Parties shall use the Proprietary Information solely for the purpose of carrying out the obligations contained in this Agreement.  In the event that a Party has knowledge of any breach of the provision contained in this Section 11, the Party shall promptly give notice thereof to the other Party.  Without prejudice to the rights and remedies otherwise available to a Party at law or in equity, the Parties agree that a non-breaching Party shall be entitled to seek equitable relief by way of specific performance and injunction or otherwise if the other Party breaches or threaten to breach any of the provisions of this Section 11.  The obligations imposed by this Section 11 shall not apply to any Proprietary Information which:

(i)at the time of disclosure is in the public domain;

(ii)after disclosure becomes part of the public domain by publication or otherwise, through no fault of the receiving Party;

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(iii)at the time of disclosure is already in the receiving Party’s possession, except through prior disclosure by James Alexander, Aclaris or an Affiliate of either of them, and such possession can be properly documented by the receiving Party in its written records, and was not made available to the receiving Party by anyone owing an obligation of confidentiality to the disclosing Party;

(iv)is rightfully made available to the receiving Party from sources independent of the disclosing Party; or

(v)is legally required to be disclosed in the course of litigation or other legal or administrative proceedings or otherwise as required by law including without limitation  disclosures required in connection with securities filings; provided that, in all cases, the Party receiving the Proprietary Information shall, to the extent permitted, give the other Party prompt written  notice of the pending disclosure and shall cooperate in such other Party’s attempts, at such other Party’s sole expense, to seek an order maintaining the confidentiality of the Proprietary Information.

(b)Term of Confidentiality Agreement.  The obligation of confidentiality and nonuse set forth in this Article shall survive for a period of three (3) years beyond the termination or expiration of this Agreement and indefinitely with respect to trade secrets.

(c)Ownership of Proprietary Information.  Proprietary Information shall remain the exclusive property of the disclosing Party.

12.TERM AND TERMINATION

(a)Term.  This Agreement shall commence on the Effective Date and shall continue until the close of business on the fifth anniversary of the date of First Commercial Sale of the Drug Product in the Territory (the “Term”).  Thereafter, this Agreement shall be renewed automatically, upon the same terms and conditions contained herein, for periods of one (1) year unless written notice of termination has been given by either Party at least one hundred eighty (180) days prior to the end of the Term or any extensions or renewals thereof.  Termination of this Agreement shall not affect the status of any shipping instructions outstanding as of the effective date of such termination.

(b)Immediate Termination.  Either Party shall have the right to immediately terminate this Agreement if (i) the other Party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or suffers or permits the entry of any order adjudicating it to be bankrupt or insolvent and such order is not discharged within thirty (30) calendar days; (ii) the other Party materially breaches any of the provisions of this Agreement and such breach is not cured within thirty (30) calendar days after the giving of written notice, or in the case of a breach by James Alexander, such breach is not cured in a reasonable timeframe not to exceed six (6) months; or (iii) any required license, permit or certificate required of the other Party to perform its obligations under this Agreement is not approved and/or issued, or is revoked, by any applicable Agency.  James Alexander’s obligations to perform under this Agreement shall automatically terminate if Aclaris has not paid any invoice within thirty (30) calendar days after such invoice is due.

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(c)Termination Upon Notice.  Either Party shall have the right to terminate this Agreement for any reason or no reason upon one hundred eighty (180) calendar days' prior written notice to the other Party of its intention to terminate this Agreement.

(d)Duties Upon Termination.  In the event of any termination, James Alexander shall, subject to the following sentence, promptly return to Aclaris at a location specified by Aclaris at Aclaris’ expense (i) any remaining inventory of Manufacturing materials received from Aclaris or Aclaris’ suppliers, (ii) all Manufacturing components paid for by Aclaris, (iii) all remaining inventories of the Drug Product and (iv) any other Manufacturing material being stored for Aclaris.  James Alexander shall have no obligation to return the foregoing until all outstanding invoices sent by James Alexander to Aclaris have been paid in full.  Aclaris shall also be required to pay, at the applicable price set forth in Appendix 2, for completed but not yet shipped Drug Product, Drug Product in process and Drug Product shipped but not yet invoiced.  Aclaris will also be required to pay James Alexander for its indirect and direct costs of all non-refundable or noncancellable Manufacturing materials purchased or ordered based on Aclaris’ forecasts by James Alexander for Manufacturing of the Drug Product and all Drug Product-specific tooling that has been, or remains to be, amortized.  Aclaris shall specify the location in the continental United States to which delivery, at Aclaris’ expense, of the foregoing is to be made.  Proprietary Information exchanged between Aclaris and James Alexander shall be promptly returned upon termination or expiration of this Agreement.  Further, upon termination or expiration of this Agreement, James Alexander shall cease using Aclaris’ Intellectual Property rights for any purpose.

(e)Continuing Obligations.  The rights and obligations of each of the Parties under the provisions of Sections 3, 4, 6, 8, 9(e), 10, 11, 12(d) and (e), 14, 15, 16, 17, 18, 19, 20 and 21 of this Agreement shall continue notwithstanding the expiration or termination, for any reason, of this Agreement.

13.FORCE MAJEURE

If James Alexander or Aclaris are delayed in performing any of their respective obligations under this Agreement (except in respect of any obligation to pay money), in each case in whole or in part, by reason of Force Majeure, such delay shall be excused during the continuance of and to the extent of such Force Majeure; provided that if, as a consequence of any such Force Majeure, the total demand for James Alexander’s services cannot be supplied by James Alexander, James Alexander may, at its option, allocate its services among Aclaris and its other customers on such basis as James Alexander may deem fair and practicable, without liability for any failure to perform this Agreement.  The Party claiming Force Majeure shall promptly notify the other Party of the termination of such event.  During the period that the performance by one of the Parties of its obligations under this Agreement has been suspended by reason of an event of Force Majeure, the other Party may likewise suspend the performance of all or part of its obligations hereunder to the extent that such suspension is commercially reasonable.  Resumption of obligations shall be made as soon as reasonably possible after the removal of such Force Majeure event and the time for performance of this Agreement shall be extended for a period equal to the duration of such cause and the time reasonably necessary to effect a cure of the Force Majeure event. Notwithstanding the foregoing, in the event of a Force Majeure event that will, or continues to, prevent performance (in

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whole or substantial part) of this Agreement by a Party for a period of at least ninety (90) calendar days, the other Party shall be entitled to terminate this Agreement upon prior written notice to the other Party subject to Section 12(d).

14.INDEMNIFICATION

(a)Indemnification by Aclaris.  Aclaris agrees to indemnify, defend and hold James Alexander, its Affiliates, and their respective agents, employees, officers, directors, and representatives (“James Alexander Parties”) harmless from and against any and all third party claims, demands and actions and resulting costs, expenses, liabilities, damages, losses and fees, including reasonable attorneys’ fees and costs (collectively, “Losses”) arising from (i) Aclaris’ breach of any of its obligations under this Agreement, including but not limited to its warranties; or (ii) Aclaris’ negligent acts or negligent omissions or willful misconduct, other than as a result of James Alexander’s breach of any of its obligations under this Agreement, including but not limited to its warranties, and James Alexander’s negligent acts, negligent omissions or willful misconduct.

           Aclaris further agrees to indemnify, defend and hold James Alexander Parties harmless from and against any and all third party claims, demands and actions and resulting costs, expenses, liabilities, damages, losses and fees, including reasonable attorneys’ fees and costs or recall costs (collectively, “[***]”) that may be sustained, suffered or incurred by James Alexander arising out of, or resulting from, or in connection with any defect or claim of defect in [***].  The foregoing does not apply to [***] arising out of, or resulting from, or in connection with James Alexander’s negligent acts, negligent omissions or willful misconduct in connection with any defect in the [***] which may be attributable to James Alexander in connection with James Alexander’s Manufacturing process.

(b)Indemnification by James Alexander.  James Alexander agrees to indemnify, defend and hold Aclaris, its Affiliates, and their respective agents, employees, officers, directors, and representatives (“Aclaris Parties”) harmless from and against any and all Losses to the extent arising from (i) James Alexander’s breach of any of its obligations under this Agreement, including but not limited to its warranties; and (ii) James Alexander’s  negligent acts or negligent omissions or willful misconduct, other than as a result of Aclaris’ breach of any of its obligations under this Agreement, including but not limited to its warranties, and Aclaris’ negligent acts or negligent omissions or willful misconduct.

(c)Procedure for Indemnification.  Upon receiving notice of any claim for liability under this provision, the indemnified Party shall promptly notify the indemnifying Party in writing; provided,  however, that failure to give notice shall not limit or otherwise reduce the indemnity provided for in this Agreement except to the extent that failure to give notice materially prejudices the rights of the indemnifying Party.  The indemnifying Party will assume and conduct the legal defense of the indemnified Party in any suit that could result in claims under this provision.  Indemnifying Party will not settle any case without the prior written consent of the indemnified Party and such consent shall not be unreasonably withheld.

15.ADVERSE EVENTS

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(a)Duty to Inform.  Aclaris shall inform James Alexander immediately of any important information relating to the activity, side effects, toxicity and/or safety of the Drug Product that becomes known to Aclaris during the Term of this Agreement and that is relevant to the performance of the Manufacturing services by James Alexander under this Agreement.

(b)Recall.  In the event that a recall of any Drug Product is required by an Agency, or if a recall of a Drug Product is deemed advisable by Aclaris, in its sole discretion, such recall shall be implemented and administered in a manner which is appropriate and reasonable under the circumstances and in conformity with any requests or orders of the applicable Agency, as well as accepted trade practices. The costs and expenses in connection with a recall shall be paid by Aclaris, including without limitation the costs and expenses related to the dissemination of information set forth below, unless such recall is due to James Alexander’s gross negligence, willful misconduct or negligent omission.  In the event that a Drug Product is recalled as a result of the Drug Product Manufactured pursuant to this Agreement or Aclaris is required to disseminate information relating to the Drug Product Manufactured pursuant to this Agreement, Aclaris shall so notify James Alexander within a reasonable time so as to enable James Alexander to provide Aclaris with such assistance in connection with such recall as may reasonably be requested by Aclaris.  James Alexander will comply with all such reasonable requests from Aclaris.  Aclaris shall handle exclusively the organization and implementation of all recalls of Drug Product.

(c) Insurance.  As of the Effective Date, Aclaris maintains a commercial general liability insurance policy with limits of [***] per occurrence and [***] annual aggregate, a product liability insurance policy with limits of [***] per occurrence and [***] annual aggregate and an umbrella liability insurance policy with limits of [***] per occurrence and [***] annual aggregate.  James Alexander shall maintain a commercial general liability insurance policy covering product liability and personal injury damages with limits of [***] per occurrence and [***] annual aggregate.  The policies of each Party shall remain in effect throughout the Term of this Agreement and shall not be canceled or subject to reduction or any other modification without thirty (30) calendar days prior written notice to the other Party.  Both Parties shall also carry and maintain in force at all times relevant hereto all other insurance required by law or statute.

16.NOTICES

Notices or other communications required or permitted by this Agreement shall be given in writing, and shall be deemed to have been given when deposited in the United States mail, return receipt requested and postage prepaid, or on the day following delivery of such notice to a major overnight delivery service or by facsimile or electronic communication, if receipt of delivery is confirmed in writing.  All notices shall be addressed to the parties as follows:

To:James Alexander

                                   James Alexander

                                   845 Route 94

                                   Blairstown, New Jersey 07825

                                   Attn:  David Robinson, President

Email: dave_robinson@james-alexander.com

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To:Aclaris:

Aclaris Therapeutics, Inc.

101 Lindenwood Drive, Suite 400

Malvern, Pennsylvania 19355

Attn: Chief Legal Officer

kalijackson@aclaristx.com

17.CHOICE OF LAW

The formation, existence, construction, performance, validity of this Agreement shall be governed by the laws of the state of Delaware without regard to conflict of laws provisions.  For any and all claims or disputes between the Parties that arise out of this Agreement, the parties hereby consent to the jurisdiction of the federal and state courts located in the State of Delaware.

18.ASSIGNMENT

Neither this Agreement, nor any rights or obligations hereunder, may be assigned by either Party hereto without the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that either Party may, without such consent, but with notice to the other Party, assign this Agreement, in whole or in part: (a) in connection with the transfer or sale of all or substantially all of the capital stock or assets of such Party or the line of business or the products to which this Agreement relates including without limitation the Drug Product; (b) to the successor entity or acquirer in the event of the merger, consolidation or change of control of a Party hereto; or (c) to any Affiliate of the assigning Party. Any subsequent assignee Aclaris or transferee shall be bound by the terms of this Agreement.

19.REMEDIES

EXCEPT FOR INDEMNIFICATION OBLIGATIONS FOR THIRD PARTY CLAIMS, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION LOST REVENUES OR PROFITS.

20.RELATIONSHIP OF THE PARTIES

Nothing contained in this Agreement shall create a joint venture or partnership between the Parties.  James Alexander shall be an independent contractor in performing its obligations.  Neither Party shall be liable for any of the debts or obligations of the other and neither Party shall have any authority or right to act for or incur any liability of any kind, express or implied, in the name of or on behalf of the other Party except as may otherwise be set forth in this Agreement.

21.MISCELLANEOUS

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(a)Entire Agreement.  This Agreement, together with the Quality Agreement, constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties, excluding the [***] and there are no warranties, representations or other agreements between the Parties except as specifically set forth herein. All Appendices to this Agreement are part of this Agreement to the same effect as if such terms had been included herein.  To the extent of any conflict or inconsistency between this Agreement and any purchase order, invoice, confirmation, acceptance or any similar document, the terms of this Agreement shall govern in all respects.

(b)Counterparts, Signature by Facsimile and Electronic Transmission. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall together be deemed to constitute one agreement.  The parties agree that execution of this Agreement by industry standard electronic signature software and /or by exchanging PDF signatures shall have the same legal force and effect as the exchange of original signatures, and that in any proceeding arising under or relating to this Agreement, each party hereby waives any right to raise any defense or waiver based upon execution of this Agreement by means of such electronic signatures or maintenance of the executed agreement electronically.

(c)Titles.  The headings appearing at the beginning of the numbered Articles and at the beginning of paragraphs have been inserted for convenience only and do not constitute any part of this Agreement.

(d)Amendments.  No changes or modifications or waivers are to be made to this Agreement unless evidenced in writing and signed for and on behalf of both Parties.

(e)Severability.  In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

(f)Waiver.  The failure on the part of any Party to exercise or enforce any rights conferred upon it hereunder shall not be deemed to be a waiver of any such rights nor operate to bar the exercise or enforcement thereof at any time or times thereafter.

(g)No Strict Construction.   The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party.

(h)Publicity.  Neither Party shall issue any publicity, news release, or other announcement regarding this Agreement, the terms of this Agreement or the relationship or activities of the Parties thereunder, written or oral, whether to the public press, the trade, its customers, or the other Party’s customers without the other Party’s prior written consent; provided, however, either Party may issue such publicity, news release, or other announcement regarding this Agreement, the terms of this Agreement or the relationship or activities of the Parties thereunder, written or oral, as required by Applicable Laws and Regulations.

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(i)Review by Legal Counsel.  Each Party has carefully reviewed this Agreement, and understands its terms. Each Party has been given sufficient opportunity to seek legal advice prior to signing this Agreement, and has either sought legal advice with counsel experienced in issues of confidentiality in regards to this Agreement, or has relied wholly upon that Party’s own judgment and knowledge in executing this Agreement. Each Party fully understands and voluntarily accepts each and every provision contained in this Agreement. Failure to seek legal advice prior to signing this Agreement does not excuse either Party from failure to understand the terms and conditions set forth in this Agreement. This Agreement has been prepared on the basis of the mutual understanding of the Parties and in the event of an ambiguity; such ambiguity shall not be strictly construed against either Party as a drafter of this Agreement.

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IN WITNESS WHEREOF, Aclaris and James Alexander have executed this Agreement on the date first set forth above.

JAMES ALEXANDER CORPORATIONACLARIS THERAPEUTICS, INC.

By:  ___/s/ David Robinson___________            By: ___/s/ Neal Walker________________

  Name:__David Robinson_____________Name:_Neal Walker___________________

  Title:___President__________________Title:__President and CEO______________

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                                                                APPENDIX 1

SPECIFICATIONS

Table 1Specifications for A-101 (hydrogen peroxide) 40% Topical Solution Drug Product ([***])

[***]

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Table 2Specifications for A-101 (hydrogen peroxide) 40% Topical Solution Drug Product ([***])

[***]

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APPENDIX 2

PRICE FOR COMMERCIAL SUPPLIES

Description:	Order Quantity:	Price:
Eskata [***]	[***]	[***]
Eskata [***]	[***]	[***]
Eskata [***]	[***]	[***]

Current Pricing Assumptions:

 Aclaris to supply the following components:

[***]

James Alexander to supply the following components:

[***]

Items omitted from this production quote:

[***]

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APPENDIX 3

Calendar Year	Quantity (number of Drug Product units not including Drug Product validation units):
2018	[***]
2019	[***]
2020	[***]
2021	[***]
2022	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.